UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 30, 2025

BOLLINGER INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BINI	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)
Rights to Purchase Series A-1 Junior Participating Preferred Stock	None	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 8, 2025, Bollinger Innovations, Inc. (the “Company”) received written notification from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that trading in the Company’s securities will be suspended at the open of trading on Monday, October 13, 2025.

On February 25, 2025, as previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2025, the Company received a written notice from the Staff notifying the Company that its Market Value of Listed Securities (“MVLS”) was less than the $35.0 million minimum required for continued listing on The Nasdaq Capital Market, as required by Nasdaq Listing Rule 5550(b)(2) (the “MVLS Listing Rule”). In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company was provided 180 calendar days, or until August 25, 2025 (the “Compliance Period”), to regain compliance with the MVLS Listing Rule. On August 26, 2025, as previously disclosed in a Current Report on Form 8-K filed with the SEC on August 29, 2025, the Company received a written notice from the Staff stating that the Company had not regained compliance with the MVLS Listing Rule within the Compliance Period. The Company timely requested a hearing to appeal the Staff’s delist determination before a Hearings Panel, which automatically stayed any suspension or delisting action. However, the Company subsequently withdrew its request for a hearing, and, as a result, the Company received written notification from the Staff that trading in the Company’s securities will be suspended on Monday, October 13, 2025. Nasdaq will also file a Form 25 Notification of Delisting with the SEC when all internal procedural periods have run.

Effective Monday, October 13, 2025, the Company’s common stock will commence trading on the OTCID market of the OTC Markets and will continue to trade under ticker symbol, BINI. The Company will remain subject to the periodic reporting requirements of the U.S. Securities Exchange Act of 1934, as amended.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2025, the Company filed Certificates of Amendment with the Secretary of State of the State of Delaware (each a “Certificate of Amendment” and together, the “Certificates of Amendment”), amending each of the Certificate of Designations, Preferences and Rights of Series F Convertible Preferred Stock (the “Series F Certificate of Designations”) and the Certificate of Designations, Preferences and Rights of Series G Convertible Preferred Stock (the “Series G Certificate of Designations” and, together with the Series F Certificate of Designations, the “Certificates of Designations”), which were originally filed with the Delaware Secretary of State on July 29, 2025, as previously reported in the Company’s Current Report on Form 8-K, filed with the SEC on July 31, 2025, and Quarterly Report on Form 10-Q/A (Amendment No. 1), filed with the SEC on August 16, 2025. The Certificates of Amendment became effective upon filing.

The Certificate of Amendment to the Series F Certificate of Designations increased the number of authorized shares of Series F Convertible Preferred Stock, par value $0.001 per share, from 30,335 to 103,539, amended the definition of “Exchange Agreement” and created three new serial designations of Series F Preferred Stock. The Certificate of Amendment to the Series G Certificate of Designations increased the number of authorized shares of Series G Convertible Preferred Stock, par value $0.001 per share, from 116,365 to 126,460 and amended the definition of “Exchange Agreement”.

Item 7.01	Regulation FD Disclosure.

On October 9, 2025, the Company issued a press release announcing its move to the OTC Markets. This press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in herein that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Bollinger Innovations and are difficult to predict. Examples of such risks and uncertainties include but are not limited to whether the Company will satisfy the listing qualifications of another market of the OTC Markets; what impact the move from Nasdaq to the OTC Markets will have on the Company; that there is no guarantee that brokers will continue to make a market in the Company’s common stock or that trading thereof will continue on the OTC Markets or otherwise; expected timing of the change of the listing of the common stock from Nasdaq to the OTC Markets; the potential benefits to be realized by the transfer of its listing to the OTC Markets and whether eliminating the effort and cost required to maintain compliance with Nasdaq’s continued listing standards will better enable it to currently focus on its business strategy; and whether the Company will satisfy the listing criteria and be approved for trading on an international stock exchange or be able return to a U.S. national exchange in the future. Additional examples of such risks and uncertainties include but are not limited to: (i) Bollinger Innovations’ ability (or inability) to obtain additional financing in sufficient amounts or on acceptable terms when needed; (ii) Bollinger Innovations’ ability to maintain existing, and secure additional, contracts with manufacturers, parts and other service providers relating to its business; (iii) Bollinger Innovations’ ability to successfully expand in existing markets and enter new markets; (iv) Bollinger Innovations’ ability to successfully manage and integrate any acquisitions of businesses, solutions or technologies; (v) unanticipated operating costs, transaction costs and actual or contingent liabilities; (vi) the ability to attract and retain qualified employees and key personnel; (vii) adverse effects of increased competition on Bollinger Innovations’ business; (viii) changes in government licensing and regulation that may adversely affect Bollinger Innovations’ business; (ix) the risk that changes in consumer behavior could adversely affect Bollinger Innovations’ business; (x) Bollinger Innovations’ ability to protect its intellectual property; and (xi) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed by Bollinger Innovations with the Securities and Exchange Commission. Bollinger Innovations anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. Bollinger Innovations assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Bollinger Innovations’ plans and expectations as of any subsequent date.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to Certificate of Designations, Preferences and Rights of Series F Preferred Stock, filed September 30, 2025.
3.2	Certificate of Amendment to Certificate of Designations, Preferences and Rights of Series G Preferred Stock, filed September 30, 2025.
99.1	Press Release issued on October 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLLINGER INNOVATIONS, INC.

Date: October 10, 2025	By:	/s/ David Michery
David Michery
Chief Executive Officer

3